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                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)
                        November 22, 1996




                       ENSERCH Corporation
      (Exact name of Registrant as specified in its charter)




          Texas               1-3183               75-0399066
    (State or other         (Commission        (I.R.S. Employer
    of incorporation)       File Number)      Identification No.)




ENSERCH Center, 300 S. St. Paul, Dallas, Texas            75201
 (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including Area Code:  214-651-8700

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ITEM 5.  Other Events

     A Special Meeting of Shareholders was held on November 15,
1996. Listed below are the proposals voted upon and the results of the vote.

     (a) Approval of an Amended and Restated Agreement and Plan of Merger involving ENSERCH Corporation, Texas Utilities
          Company and TUC Holding Company and all transactions contemplated therein:

            Shares       Shares Voted      Shares        Broker
          Voted "For"      "Against"    "Abstaining"   Non-Votes
          -----------    ------------   ------------   ---------
          56,012,677        257,786       168,406        7,059

     (b) Approval of proposal to amend the Restated Articles of Incorporation of ENSERCH Corporation:

            Shares       Shares Voted      Shares        Broker
          Voted "For"      "Against"    "Abstaining"   Non-Votes
          -----------    ------------   ------------   ---------
          55,905,176        269,072       271,679          1

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ENSERCH Corporation



Date: November 22, 1996       By:       /s/ A. E. Gallatin
                                   ----------------------------
                                           A. E. Gallatin
                                   Vice President and Treasurer